INVESTMENTS	12 Months Ended
Dec. 31, 2025
Disclosure of Investments [abstract]
INVESTMENTS	INVESTMENTS

	2025	2024
Non-Current
Investments in other companies:
- Cementos del Plata S.A.	91,295	91,295
Total	91,295	91,295
Current
Short-term investments:
- Mutual fund in foreing currency	19,514,055	-
- Mutual fund in pesos	2,059,482	676,741
- Short-term investments in foreign currency	81,240	84,223
Total	21,654,777	760,964

Short-term investments in pesos accrue interest at an annual nominal rate of 28.63% and 30.99% as of December 31, 2025 and 2024, respectively. Short-term investments in foreign currency accrue interest at an annual nominal rate of approximately 0.24% and 0.19% as of December 31, 2025 and 2024, respectively.
Short-term investments are held for investment purposes and are made for variable periods ranging from one day to three months, according to the Group’s funding needs.